Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20090648347-03
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            08/28/2009 12:21 PM
Website: www.nvsos.gov                                    Entity Number
                                                          E0466082009-3

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               ONEPOWER SYSTEMS LTD.

2. Registered Agent           [X] Commercial Registered Agent    Nevada Agency and Transfer Company
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                                                                      Nevada
                                  Address                             City                             Zip Code

                                  50 West Liberty Street, Ste. 880    Reno            Nevada            89501
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)


3. Shares:
   (number of shares          Number of shares                                         Number of shares
   corporation                with par value: 200,000,000      Par value: $.001        without par value: NONE
   authorized
   to issue)


4. Names & Addresses,         1. Soha Hamdan
   of Board of                   Name
   Directors/Trustees:           50 West Liberty Street, Ste. 880    Reno           NV           89501
   (attach additional page       Street Address                      City          State       Zip Code
   if there is more than 3
   directors/trustees         2.
                                 Name

                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          Any lawful purpose under the State of Nevada

6. Names, Address             Amanda Cardinalli                                  /s/ Amanda Cardinalli
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    50 West Liberty Street, Ste. 880    Reno           NV           89501
   if there is more than 1    Address                            City           State        Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ Amanda Cardinalli                                            8/28/09
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.